EXHIBIT 10.10

AMENDMENT #1 TO THE ACQUISITION AND PURCHASE AGREEMENT

DATED AS OF SEPTEMBER 30, 2016

BY AND BETWEEN

TPT GLOBAL TECH, INC. AND

SAN DIEGO MEDIA INC. AND ITS SHAREHOLDERS

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AMENDMENT #1 TO THE ACQUISITION AND PURCHASE AGREEMENT

This AMENDMENT, dated as of December 9, 2016, (the "Amendment #1"), is by and between TPT Global Tech, Inc. ("TPTG"), a Florida Corporation and the shareholders of San Diego Media Inc. (“Shareholders”) and San Diego Media Inc., a California Corporation(“SDM”).

WHEREAS, the Board of Directors of TPTG and the Shareholders and the Board of Directors of SDM entered into a Acquisition and Purchase Agreement dated as of September 30, 2016, (“Agreement”), by and between TPTG, SDM and Shareholders;

WHEREAS, TPTG, SDM and Shareholders agree to amend Agreement in regards to consideration paid;

NOW, THEREFORE, TPTG, SDM and Shareholders agree to amend Article I, Section

1.1	of the Agreement to read as follows:

ARTICLE I

THE CONSIDERATION

SECTION 1.01 Consideration for Acquisition. The consideration deliverable at Closing (as herein defined) by TPTG to Shareholders isDRA FT as follows: In consideration for the Purchased Shares as well as assets, liabilities, intellectual property, and technology of SDM as listed on Exhibit B, collectively,

a)	the Purchaser shall issue 750,0000 shares of Common Stock of TPTG with the rights and privileges equal to all common stock of TPTG.

All other terms and conditions of the Agreement shall not be modified in this Amendment #1 and shall remain in full force and effect and be considered incorporated herein as part of Amendment #1.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment #1 to be duly executed as of the 9th of December 2016.

TPT GLOBAL TECH, INC.

A FLORIDA CORPORATION

By: /s/ Stephen J. Thomas III

Name: Stephen J. Thomas III

Title: President

San Diego Media Inc.

A CALIFORNIA CORPORATION

By:	/s/ Brian Kent Name: Brian Kent
Title: CEO & President

San Diego Media Inc. Shareholders:

By:	/s/ Brian Kent Name: Brian Kent
Ownership: 1,900,000 SDM shares or 32.09%

By:	/s/ Karen Kent Name: Karen Kent
Ownership: 1,920,000 SDM shares or 32.43%

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By:	/s/ Pat Grant Name: Pat Grant
Ownership: 436,000 SDM shares or 7.36%

By:	/s/ Ron Monark Name: Ron Monark
Ownership: 990,000 SDM shares or 16.72%

By:	/s/ Chris Copeland Name: Chris Copeland
Ownership: 100,000 SDM shares or 1.69%

By:	/s/ Brian Kent for Kathleen Marrow, Mother Name: Kathleen Marrow
Ownership: 200,000 SDM shares or 3.38%

By:	/s/ Rob Jenks Name: Rob Jenks
Ownership: 300,000 SDM shares or 5.07%

By:	/s/ Josh Hitt Name: Josh Hitt
Ownership: 75,000 SDM shares or 1.27%

4

DRAFT